23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 23, 1999 in the Registration Statement on Form SB-2 and related Prospectus of Fenway International, Inc. for the registration of 12,374,962 shares of its common stock.

                                            /s/   Stan Moffitt
                                            ---------------------------
                                            By:   Stan Moffitt
                                            For:  Moffitt & Company, P.C.